UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.1a-12

DAG Media, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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DAG MEDIA, INC.
125-10 Queens Boulevard
Kew Gardens, New York 11415

To Our Stockholders:

          You are most cordially invited to attend the 2006 Annual Meeting of Stockholders of DAG Media, Inc. at 9:00 a.m. local time, on Tuesday, July 18, 2006, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue New York, New York 10178.

          The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

          It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

          Thank you for your continued support.

Sincerely,

/s/ Assaf Ran

Assaf Ran
President and Chief Executive Officer

DAG MEDIA, INC.
125-10 Queens Boulevard
Kew Gardens, New York 11415

Notice of Annual Meeting of Stockholders to be held on Tuesday, July 18, 2006

          The Annual Meeting of Stockholders of DAG Media, Inc. will be held at the offices of Morgan, Lewis & Bockius LLP, Counselors at Law, 101 Park Avenue, New York, New York, on Tuesday, July 18, 2006 at 9:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

1.	To elect five (5) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

2.

To amend our 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 854,000 to 1,004,000 shares and to reserve an additional 150,000 shares of Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under our 1999 Stock Option Plan.

3.	To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

Holders of Common Stock of record at the close of business on June 2, 2006 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any shareholder at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

By order of the Board of Directors

/s/ Inbar Evron-Yogev

Inbar Evron-Yogev
Secretary

Kew Gardens, New York
June 15, 2006

The Company’s 2005 Annual Report accompanies this Proxy Statement.

IMPORTANT:

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We shall appreciate your giving this matter your prompt attention.

DAG MEDIA, INC.
125-10 Queens Boulevard
Kew Gardens, New York 11415

PROXY STATEMENT

          Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of DAG Media, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders to be held at the offices of Morgan, Lewis & Bockius LLP, Counselors at Law, 101 Park Avenue, New York, New York, on July 18, 2006 at 9:00 a.m., Eastern Daylight Savings Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 125-10 Queens Boulevard, Kew Gardens, New York 11415.

THE VOTING AND VOTE REQUIRED

          On the record date for the meeting, which was the close of business on June 2, 2006, there were outstanding 3,166,460 shares of common stock of the Company (the “Common Stock”), each of which will be entitled to one vote.

          The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the meeting shall constitute a quorum. Directors are elected by a plurality of the votes cast at the meeting, provided a quorum is present in person or by proxy. Approval of the Amendment to the Stock Option Plan requires the vote of a majority of the shares voting at the meeting and entitled to vote on this matter, provided a quorum is present in person or by proxy.

          All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked “WITHHOLD AUTHORITY” to vote for all five nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked “ABSTAIN” on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (“broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

          This proxy statement, together with the related proxy card, is being mailed to our stockholders on or about June 15, 2006. Our Annual Report to our Stockholders for the year ended December 31, 2005, including financial statements, is being mailed together with this Proxy Statement to all stockholders of record as of June 2, 2006.

ELECTION OF DIRECTORS

          Five directors are to be elected at the Annual Meeting, each for a term of one year or until the election and qualification of a successor.

          It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the “Board”). Our Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All five nominees are currently members of our Board of Directors. There are no family relationships among any of the executive officers or directors of the Company.

Name	Age	Position with DAG Media, Inc.

Assaf Ran	40	Chairman of the Board, President and Chief Executive Officer

Michael J. Jackson	41	Director

Mark Alhadeff	43	Director

Philip Michals	36	Director

Eran Goldshmid	39	Director

          The principal occupation and business experience, for at least the past five (5) years, or each director and nominee is as follows:

Nominees for Election

Assaf Ran has been our Chief Executive Officer, President and a member of our Board of Directors since our inception in 1989.

Michael J. Jackson has been a member of the board of directors since July 2000. Since September 1999, he has been the corporate controller of AGENCY.COM, a global Internet professional services company, since May 2000 until September 2001 the Chief Accounting Officer and from October 2001 the Chief Financial Officer of the company. From October 1994 until August 1999, Mr. Jackson was a manager at Arthur Andersen, LLP and Ernst and Young. Mr. Jackson also served on the New York State Society Auditing Standards and Procedures Committee from 1998 to 1999 and was serving on the New York State Society’s SEC Committee from 1999 to 2001.

Mark Alhadeff was appointed to DAG Media’s board of directors in December 2005 and has been serving as a member of the board of directors since that time. Mr. Alhadeff is the co-founder of Ocean-7 Development, Inc., a technology corporation in the business of providing programming services as well as web development services and database solutions. Mr. Alhadeff has been Ocean-7’s president since its formation, nine years ago. Prior to founding Ocean-7, Mr. Alhadeff served as a consultant to various publishers, worked as an art director and was actively involved in creating and implementing the transition to digital production methodologies before they became common industry practice. Mr. Alhadeff is a Stony Brook University graduate. Mr. Alhadeff will serve as the Chief Technology Officer of DAG Interactive, Inc.

Nominees for Election

Phillip Michals has been a member of our board of directors since March 1999. He is the founder and, since August 1996, the president of Up-Tick Trading, a consulting company to investment banking firms. Since November 2000, he has also been a principal and a vice president of RG Michals, a management-consulting firm. Mr. Michals received a BS degree in human resources from the University of Delaware in May 1992.

Eran Goldshmid has been a member of our board of directors since March 1999. Mr. Goldshmid received certification as a financial consultant in February 1993 from the School for Investment Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside, England in December 1998. From December 1998 until July 2001, he has been the general manager of the Carmiel Shopping Center in Carmiel, Israel. Since August 2001, he is the president of the New York Diamond Center, New York, NY.

          The Board recommends a vote “FOR” the election of each of the nominees.

Determination of Independence

          Under NASDAQ rules, a Director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Our Board of Directors has determined that none of Phillip Michals, Eran Goldshmid or Michael Jackson has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director and that each of these Directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Code of Ethics

          We have adopted a written Code of Ethics that applies to our chief executive officer, chief financial officer and financial managers. We have posted the Code of Ethics on our Web site, which is located at www.dagmedia.com. In addition, we intend to post on our Web site all disclosures that are required by law or NASDAQ stock market listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.

Board of Directors and Committees

          The Board of Directors held seven meetings during fiscal year 2005. During fiscal year 2005, our Audit Committee held four meetings, our Compensation Committee held one meeting and our Nominating Committee held no meetings. Each of our Audit Committee, Compensation Committee and Nominating Committee were comprised of Messrs. Michael J. Jackson, Eran Goldshmid and Phillip Michals. Current copies of each committee’s charter is posted on our website at www.dagmedia.com.

          All of our Directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All directors attended or participated in at least [75%] of the aggregate number of meetings of the Board and its committees, on which each Director served. All the incumbent directors.

Compensation Committee

          The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Specific responsibilities of our Compensation Committee include:

•	establishing and periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our executive officers and other employees;

•	establishing compensation arrangements and incentive goals for our executive officers and administering compensation plans;

•	reviewing the performance of our executive officers and awarding incentive compensation and adjusting compensation arrangements as appropriate based upon performance; and

•	reviewing and monitoring our management development and succession plans and activities.

          The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to compensation committee members established under 162(m) of the Internal Revenue Code and Section 16(b) of the Securities Exchange Act of 1934, as amended.

Audit Committee

          Our Audit Committee assists our Board in its oversight of our financial reporting and accounting processes. Management has the primary responsibility for the preparation of financial statements and the reporting processes, including the system of internal controls. Our independent registered public accountants are responsible for auditing our annual financial statements and issuing a report on the financial statements. In this context, the oversight function of our Audit Committee includes:

•	a review of the audits of our financial statements, including the integrity of our financial statements;

•	a review of our compliance with legal and regulatory requirements;

•

a review of the performance of our independent registered public accountants, including the engagement of the independent registered public accountants and the monitoring of the independent registered public accountants’ qualifications and independence;

•	the preparation of the report required to be included in our annual proxy statement in accordance with Securities and Exchange Commission rules and regulations; and

•	a review of the quarterly and annual reports filed with the Securities and Exchange Commission.

          All of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers (“NASD”). In addition, our Board has determined that Mr. Michael J. Jackson satisfies the definition of a “financial expert” as set forth in Item 401(e) of Regulation S-B promulgated by the SEC.

Audit Committee Report

          The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three members of the Board of Directors who meet the independence and experience requirements of Nasdaq.

          Our Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with our company.

          The Audit Committee has reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2005. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited consolidated financial statements. In addition, the Company has discussed with its independent auditors, Goldstein Golub Kessler LLP, the matters required pursuant to Statement on Accounting Standards No. 61 and has received the written disclosures and the letter from Goldstein Golub Kessler LLP required by the Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Goldstein Golub Kessler LLP its independence from management and the Company. Goldstein Golub Kessler LLP has full and free access to the Audit Committee and has frequently met with the Audit Committee throughout the year.

          Based on this review and discussion, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors of DAG Media, Inc.
Michael J. Jackson
Eran Goldshmid
Philip Michals

          The above Audit Committee report is not deemed to be “soliciting material,” and is not “filed” with the SEC.

Nominating Committee

          The Nominating Committee is responsible for nominating director candidates for the Annual Meeting of Stockholders each year and will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; also - the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

          The stockholder recommendation and information described above must be sent to the Company’s Chief Financial Officer at 125-10 Queens Boulevard, Kew Gardens, New York 11415, on a timely basis in order to be considered by the Nominating Committee, within the time periods set forth in the “Stockholder Proposals” section below.

          The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s evaluation of potential candidates shall be consistent with the board’s criteria for selecting new directors. Such criteria include an understanding of the Company’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the board’s ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

          The Nominating Committee may also receive suggestions from current board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

          Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Communications with Directors

          The board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the board, or the non-management directors as a group, any board committee or any chair of any such committee by mail or electronically. To communicate with the board of directors, any individual director or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 125-10 Queens Boulevard, Kew Gardens, New York 11415.

          All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board or any group or committee of directors, the Company Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

          It is the Company’s policy that directors are invited and encouraged to attend the Annual Meeting. Seven of our directors were in attendance at the 2005 Annual Meeting.

Compensation of Directors

          Non-employee directors are granted, upon becoming a director, and renewal of director term, options to purchase 7,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Such options vest immediately upon grant and expire after five years. They also receive cash compensation of $600 per board meeting attended and $300 for any other committee participation.

          On July 12, 2005, each of Michael J. Jackson, Phillip Michals and Eran Goldshmid, were granted options to purchase 7,000 shares of our common stock with an exercise price of $3.09. Such options vest immediately and expire after five years.

AMENDMENT OF THE COMPANY’S 1999 STOCK OPTION PLAN TO INFCREASE
THE NUMBER OF SHARES RESERVED UNDER THE PLAN.

          The Board of Directors has determined that it is advisable to amend the Company’s 1999 Stock Option Plan (the “Plan”) to increase the maximum number of authorized but unissued shares of Common Stock for the grant of awards under the Plan from 854,000 to 1,004,000 shares. The securities underlying the options under the Plan are shares of Common Stock, par value $.001. As of June 2, 2006, 63,000 shares of Common Stock remained available for grant. If stockholder approval of this proposal to amend the Plan is obtained, the Plan will be changed to increase the number of shares of Common Stock reserved for issuance from 854,000 to 1,004,000 shares and to reserve an additional 150,000 shares of Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under the Plan.

          The purpose of the Plan is to align the interests of officers, other key employees, consultants and non-employee directors of the Company and its subsidiaries with those of the shareholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The availability of additional shares will enhance the Company’s ability to achieve these goals. The basis of participation in the Plan is upon discretionary grants of the Board of Directors.

          The exercise price of the options under the Plan may be no less than the fair market value of our shares of common stock on the date of grant, unless, with respect to nonqualified stock options that are not intended as incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time, otherwise determined by the committee administering the plan. However, incentive stock options granted to ten percent or more stockholders, must be priced at no less than 110% of the fair market value our shares of common stock on the date of grant and their term may not exceed five years. All options granted under the Plan are for a term of no longer than ten years unless otherwise determined by the committee. The committee also determines the exercise schedule of each option grant.

Federal Income Tax Consequences

          Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to us or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

          Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to us or our employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

          The following table sets forth certain information as of June 2, 2006 with respect to options granted (net of forfeitures) under the Plan since inception to (i) the Named Executives; (ii) all current executive officers as a group; (iii) each nominee for election as a Director; (iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

Name	Options granted through June 2, 2006	Weighted Average Exercise Price

Assaf Ran	350,000	$ 2.97
Inbar Evron-Yogev	5,000	$ 2.05
All current executive officers as a group	355,000	$ 2.95
All current Directors who are not executive officers as a group	105,000	$ 2.65
All employees, including all current officers who are not executive officers as a group	7,000	2.37

          As of June 2, 2006, the market value of the Common Stock underlying the Plan was $2.01 per share.

Approval of this amendment requires the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy.

The Board recommends a vote “FOR” this proposal.

EXECUTIVE OFFICERS

          The following table identifies our current executive officers:

Name	Age	Capacity in Which Served	In Current Position Since

Assaf Ran	40	Chief Executive Officer	1989
Inbar Evron-Yogev (1)	33	Chief Financial Officer, Treasurer and Secretary	2006

(1) Mrs. Evron-Yogev’s has professional experience in financial accounting. From 2003 until accepting her position with us, Mrs. Evron-Yogev worked at PriceWaterhouseCoopers in New York City, as a senior associate on an audit team. As part of her position at PriceWatherhouseCoopers, Mrs. Evron-Yogev was responsible for the accounting of various companies from different industries, was involved in the preparation of financial statements in accordance with U.S. GAAP and US GAAS, prepared, evaluated and audited 404 Sarbanes-Oxley assessments of public companies internal control environments, oversaw and directed the financial aspects of various project teams and analyzed financial data. From 2000 to 2003 Mrs. Evron-Yogev worked at the Luboshitz Kasierer office of Arthur Andersen, in Tel-Aviv, Israel as a senior associate in an audit team. At Arthur Andersen she was responsible for the accounting and taxation of various private and public companies from different industries and gained experience with both Israeli and American accounting principles (Israel and U.S. GAAP), advised clients on various accounting issues and performed local tax planning and reporting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation.

          The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2003, 2004 and 2005 by each of the Company’s executive officers (the “Named Executive”).

Summary Compensation Table

				Long-Term Compensation

		Annual Compensation		Awards	Payouts

Name and Principal Position	Year	Salary/ Bonus ($)		Common Stock Underlying Options (#)	All Other Compensation ($) (1)

Assaf Ran	2005	$225,000	—	—	$10,000
Chief Executive	2004	$224,154	$154,000	—	$9,000
Officer and President	2003	$202,500	—	—	$6,077

Yael Shimor-Golan	2005	$112,115	—	—	—
Chief Financial	2004	$108,224	$25,000	—	—
Officer, Treasurer	2003	$75,000	—	—	—
and Secretary (2)

          (1) Company’s matching contributions made to a simple master IRA plan.

          (2) Ms. Shimor-Golan resigned from the Company on March 1, 2006 due to her relocation to Europe. The Board appointed Inbar Evron-Yogev to replace Mrs. Shimor-Golan to serve as the Company’s new Chief Financial Officer, Treasurer and Secretary. Ms. Evron-Yogev shall receive an annual base salary of $75,000 which shall be payable in equal installments pursuant to the Company’s customary payroll procedures, subject to withholding for applicable federal, state and local taxes.

Option Grants in Fiscal 2005

          The following table sets forth information concerning individual grants of stock options made pursuant to the 1999 Stock Option Plan during fiscal 2005 to each of the Named Executives. We have never granted any stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

Name (a)	Number of Securities Underlying Options Granted (#) (b)	Percent of Total Options Granted to Employees in Fiscal Year (%) (c)(1)	Exercise or Base Price ($/Sh) (d)	Expiration Date (e)

Assaf Ran	70,000 (2)	100%	$4.47	March 3, 2010

(1)	Based on an aggregate of 70,000 options granted to employees in fiscal 2005.

(2)

The options were granted on March 3, 2005. One third of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date. The exercise price represents 110% of the fair market price on the date of grant.

(3)

5,000 shares of our common stock were granted to Inbar Evron-Yogev, our current Chief Financial Officer on March 15, 2006, the date she commenced employment with our company. One fifth of such options vested immediately and the balance vest in equal annual installments on each anniversary of the grant date. The shares were granted with an exercise price of $2.05 which was the fair market price on the date of grant

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

          The following table sets forth certain information with respect to aggregate option exercises by the named executive officers in the fiscal year ended December 31, 2005 and with respect to the unexercised options held by the named executive officers as of December 31, 2005.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-The-Money Options at Fiscal Year End ($) (1)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Yael Shimor-Golan	8,000	1.34	0	4,000	0	1.38

Equity Compensation Plan Information

          The following table summarizes the (i) options granted under the Plan, and (ii) options and warrants granted outside the Plan, as of December 31, 2005. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events. No other equity compensation has been issued.

	Equity Compensation Plan Table

	Number of securities(1) to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities(1) remaining available for future issuance under equity compensation plans

Equity Compensation Plans Approved By Security Holders
Grants under the Dag Media, Inc. 1999 Stock Option Plan	436,000	$2.90	155,000
Equity Compensation Plans Not Requiring Approval By Security Holders
Aggregate Individual Option and Warrant Grants (2)	68,000	$2.36	Not applicable

Total	504,000	2.83	155,000

(1) Reflects shares of DAG Media, Inc. Common Stock.

(2) The aggregate individual option and warrant grants outside the Stock Option Plan referred to in the table above include options granted to sales office managers and other consultants providing personal services to the company and warrants granted to underwriters in connection with the public offering of our common shares.

          The market value of the common stock underlying the options and warrants abovementioned, as of June 2, 2006 is $1,198,000.

Employment Contracts, Termination of Employment and Change in Control Arrangements

          In March 1999, we entered into an employment agreement with Assaf Ran, our President and Chief Executive Officer. Mr. Ran’s employment term renews automatically on July 1st of each year for successive one-year periods unless either party gives 180 days written notice of its intention to terminate the agreement. Under the agreement, Mr. Ran receives an annual base salary of $75,000 and annual bonuses as determined by the compensation committee of the Board of Directors in its sole and absolute discretion and is eligible to participate in all executive benefit plans established and maintained by us. Under the agreement, Mr. Ran agreed to a one-year non-competition period following the termination of his employment. As of March 2003, the compensation committee approved an increase in Mr. Ran’s compensation to an annual base salary of $225,000. In August 2004, the Board of Directors approved Mr. Ran a one-time bonus of $154,000 due to the sale of Blackbook Photography Inc. Mr. Ran’s annual compensation was $225,000 and $378,154 during fiscal years 2005 and 2004. Mr. Ran agreed to reduce his salary by 50% for one-year, starting April 20, 2006 following the closing of the Jewish directories purchase agreement.

          Yael Shimor-Golan, Chief Financial Officer, Treasurer and Secretary of the Company notified us that she is resigning from the Company due to her relocation to Europe. The Board of Directors accepted Mrs. Shimor-Golan’s notice of resignation from her position effective March 1, 2006. Mrs. Shimor-Golan had served as the Company’s Chief Financial Officer, Treasurer and Secretary since August 2001.

          The Board appointed Inbar Evron-Yogev to replace Mrs. Shimor-Golan to serve as the Company’s new Chief Financial Officer, Treasurer and Secretary. Mrs. Evron-Yogev is an Israeli licensed CPA and her employment with the Company commenced on March 1, 2006.

          Mrs. Evron-Yogev shall receive an annual base salary of $75,000 which shall be payable in equal installments pursuant to the Company’s customary payroll procedures, subject to withholding for applicable federal, state and local taxes.

Certain Relationships and Related Transactions

          In accordance with the sale of our Jewish Directories Business, pursuant to the Asset Purchase Agreement entered into by and between DAG Media, Inc. and DAG-Jewish Directories, Inc., Assaf Ran, our Chief Executive Officer and President entered into a Transition Services Agreement with DAG-Jewish Directories, Inc. pursuant to which he will provide consulting services to the DAG-Jewish Directories, Inc. at a rate of $250.00 an hour for a term of 24 months and no more than $20,000 per month. Under this agreement, Mr. Ran shall provide DAG-Jewish Directories, Inc. with consulting services on all operational matters including, sales, production, advice to executive management, training and on-going support, as may be reasonably requested. Mr. Ran will not receive any guaranteed minimum amount of consulting fees. Since the transaction was consummated on April 20, 2006, Mr. Ran has received $20,000 in fees pursuant to this Transition Services Agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

          To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          Our Common Stock is the only class of stock entitled to vote at the Meeting. As of June 2, 2006, there were approximately 17 holders of record but we estimate that we have over 500 beneficial holders of our Common Stock. The following table sets forth certain information, as of June 2, 2006, with respect to holdings of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Common Stock outstanding as of such date, (ii) each of our Directors, which includes all nominees, and our executive officers, and (iii) all Directors and executive officers as a group. This information is based upon information furnished to us by each such person and/or based upon public filings with the Securities and Exchange Commission.

Name and Address of Beneficial Owner(1)	Amount and Number of Shares Beneficially Owned (2)		% of Class (2)

Assaf Ran	1,583,259	(3)	50.0%

Inbar Evron- Yogev	1,000	(4)	*

Michael J. Jackson	21,000	(5)	*

Phillip Michals	21,000	(6)	*

Eran Goldshmid	28,000	(7)	*

Mark Alhadeff	40,000	(8)	1.3%

All Directors and Officers as a group (6 persons)	1,694,259	(9)	53.6%

*	Less than 1%

(1)	Unless otherwise provided, all addresses should be care of DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

(2)

A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 3,162,460 shares outstanding on May 16, 2006.

(3)	Includes 1,326,595 shares owned of record and 256,664 shares subject to options, which were exercisable as of June 2, 2006, or 60 days after such date.

(4)	Includes 1,000 shares subject to options, which were exercisable as of June 2, 2006 or 60 days after such date.

(5)	Includes 21,000 shares subject to options, which were exercisable as of June 2, 2006 or 60 days after such date.

(6)	Includes 21,000 shares subject to options, which were exercisable as of June 2, 2006 or 60 days after such date.

(7)	Includes 28,000 shares subject to options, which were exercisable as of June 2, 2006 or 60 days after such date.

(8)	Such shares are held by Ocean-7 Development, Inc., a company which is controlled by Mr. Alhadeff.

(9)	See Notes 3 through 8.

Independent Registered Public Accounting Firm Fees and Other Matters

          One or more representatives of Goldstein Golub Kessler LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from our stockholders.

          The following table summarizes the fees of Goldstein Golub Kessler LLP, with respect of the first quarter of 2004, our independent registered public accounting firms, billed for each of the last two fiscal years for audit services and other services:

Fee Category	2005	2004

Audit Fees (1)	$58,047	$57,700
Audit-Related Fees	—	3,770
Tax Fees	—	—
All Other Fees	—	—

Total fees	$58,047	$61,470

(1) Consists of fees for professional services rendered in connection with the audit of our financial statements for the years ended December 31, 2005 and 2004, respectively, and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during the years ended December 31, 2005 and 2004, respectively, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission for the years ended December 31, 2005 and 2004, respectively.

Financial Information Systems Design and Implementation Fees

          Goldstein Golub Kessler LLP did not bill us for any professional services rendered to us and our affiliates during the fiscal year ended December 31, 2005 in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

Leased Employees

          Through September 30, 2005, Goldstein Golub Kessler LLP had a continuing relationship with American Express Tax and Business Services Inc. from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provide non-audit services. Subsequent to September 30, 2005, this relationship ceased and the firm established a similar relationship with RSM McGladrey, Inc. Goldstein Gloub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of the Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Pre-Approval Policies and Procedures

          None of the audit-related fees billed in fiscal 2005 and 2004 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

          The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

          From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

          The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

MISCELLANEOUS

Other Matters

          Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Consolidated Financial Statements

          The Company’s Annual Report for the year ended December 31, 2005, including our Audited Consolidated Financial Statements, are included with this proxy material. Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

          A copy of the Company’s Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Inbar Evron-Yogev, Chief Financial Officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

Solicitation of Proxies

          The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

          Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 125-10 Queens Boulevard, Kew Gardens, New York 11415, in writing not later than February 7, 2007.

          Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our Secretary at the aforementioned address not later than April 24, 2007.

          If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares that they represent as our Board may recommend.

          We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Householding of Annual Meeting Materials

          Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 125-10 Queens Boulevard, Kew Gardens, New York 11415, (718) 520-1000. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

          The accompanying proxy is solicited by and on behalf of our board of directors, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

          In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

          Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON JUNE 2, 2006 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

          EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By order of the Board of Directors

/s/ Inbar Evron-Yogev

Inbar Evron-Yogev
Secretary
Kew Gardens, New York
June 15, 2006

ANNUAL MEETING OF STOCKHOLDERS OF

DAG MEDIA, INC.

July 18, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

	Please detach along perforated line and mail in the envelope provided.	

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ ☐ ☐		NOMINEES:
	FOR ALL NOMINEES	¡	Assaf Ran
		¡	Phillip Michals
	WITHHOLD AUTHORITY	¡	Eran Goldshmid
	FOR ALL NOMINEES	¡	Michael Jackson
		¡	Mark Alhadeff
FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN
2.

To amend our 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 854,000 to 1,004,000 shares and to reserve an additional 150,000 shares of Common Stock for issuance upon the exercise of stock options or for the issuance of other awards granted under our 1999 Stock Option Plan.

	☐	☐	☐

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposal.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

	■

DAG MEDIA, INC.

This proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders

          The undersigned hereby constitutes and appoints Assaf Ran, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of DAG Media, Inc. (the “Company”) to be held on Tuesday, July 18, 2006 at 9:00 a.m. Eastern Daylight Time, at the offices of Morgan, Lewis & Bockius LLP, Counselors at Law, 101 Park Avenue, New York, NY 10178, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting, and in their discretion upon such other matters as may come before the meeting.

(Continued and to be signed on the reverse side.)

■	14475	■